SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               Ion Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share
     2)  Aggregate   number  of   securities  to  which   transaction   applies:
         _____________.
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $ _______.
     4)  Proposed maximum aggregate value of transaction: $____________________
     5)  Total fee paid: $____________.

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               ION NETWORKS, INC.
                          1551 South Washington Avenue
                           Piscataway New Jersey 08854

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 2001

To the Stockholders of ION NETWORKS, INC.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Ion Networks, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey, on Monday, September 24, 2001, at 10:30 A.M., Eastern Time, for the following purposes:

         1. To elect a board of seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

         2. To approve an amendment to the Corporation's Certificate of Incorporation which would effect a stock combination (reverse stock split); and

         3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

         The Board of Directors has fixed the close of business on July 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By Order of the Board of Directors,

                                        Jane Kaufman, Secretary
                                        Piscataway, New Jersey
                                        August __, 2001

                               ION NETWORKS, INC.
                          1551 South Washington Avenue
                           Piscataway New Jersey 08854

                                 PROXY STATEMENT
                                  ------------

         This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or the "Board") of Ion Networks, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, September 24, 2001 (the "Meeting"), at 10:30 A.M., Eastern Time, at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey and at any adjournment or postponement thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy at the Meeting and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) FOR the election of the nominees for director named in this Proxy Statement; (ii) FOR the approval of an amendment to the Corporation's Certificate of Incorporation which would effect a stock combination (reverse stock split); and (iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

         The cost for soliciting proxies on behalf of the Board of Directors, if any, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about August 10, 2001.

Record Date and Quorum Requirements

         The close of business on July 27, 2001 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 18,203,302 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. The required vote for each proposal is further described under the heading of the relevant proposals. The holders of a majority of the shares of Common Stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof. Votes withheld in the election of directors, and abstentions and broker non-votes with respect to any other proposal, will be deemed as present for purposes of determining a quorum at the Meeting.

                        --------------------------------
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
                        --------------------------------

         At the Meeting, the stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Baruch Halpern, Alexander C. Stark, Jr., Alan Hardie, William Martin Ritchie, Frank S. Russo and Ronald C. Sacks, (the "nominees") to serve as directors upon their nomination at the Meeting. At the Meeting, a total of seven (7) nominees will stand for election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes withheld in the election of directors, and abstentions and broker non-votes if any, will not be counted towards the election of any person as a director.

         Each of the nominees has consented to serve as a director if elected. Each of the nominees except for Mr. Sacks currently serves as a director of the Company. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. To the best of the Company's knowledge, all the nominees will be available to serve, but in the event that any of the nominees for director should, before the Meeting, become unavailable to serve for any reason, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors.


Directors and Executive Officers

         The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

                                                                                                       Director
               Name                        Age          Position Held with the Company                  Since
               ----                        ---          ------------------------------                  -----

Stephen M. Deixler(1)(2)(3)(4)              66     Chairman of the Board of Directors                   1985

Alexander C. Stark, Jr.(1)(2)(3)(4)         68     Director                                             1997

Alan Hardie (3)                             61     Director                                             1999

----------
(1)  Member of Compensation/Stock Option Committee

(2)  Member of Nominating Committee

(3)  Member of Audit Committee

(4)  Member of Strategic Steering Committee


                                       3

William Martin Ritchie(4)                   52     Director                                             1999

Baruch Halpern                              50     Director                                             1999

Frank S. Russo(4)                           58     Director                                             2000

Ronald C. Sacks                             43     Chief Executive Officer, Interim                      N/A
                                                   Principal Financial Officer and
                                                   Director Nominee

Jane Kaufman                                53     President, Chief Operating Officer and                N/A


----------

* Each of Messrs. Hardie and Ritchie was elected to serve as a director in connection with an agreement among the Company and the shareholders of SolCom Systems Limited ("SolCom") in March 1999 to nominate two nominees to the Board of Directors upon the closing of the acquisition of SolCom by the Company. Secretary

Information about Nominees

         Set forth below is certain information with respect to each existing director and director nominee:

         STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from April 1996 to May 1997. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993. Mr. Deixler was the Chairman of Princeton Credit Corporation until April 1995.

         ALEXANDER C. STARK, JR. has been a director of the Company since 1997. Mr. Stark is the President of AdCon, Inc., a consulting firm organized to advise and counsel senior officers of global telecom companies. Mr. Stark previously worked for 40 years at AT&T, where he most recently served as a Senior Vice President.

         ALAN HARDIE has served as a director of the Company since April 1, 1999. From 1994 until June, 2001, when he retired, Mr. Hardie served as Chief of Customer Service for AT&T and BT Global Venture-Concert.*

         WILLIAM MARTIN RITCHIE has served as a director of the Company since April 1, 1999. Mr. Ritchie currently acts as a consultant in his own consulting entity, M R Ventures, where he provides various start-up companies with management assistance and early stage investment. Mr. Ritchie was a founder of Spider Systems, a Scottish electronics company, where he served in several capacities, including as Managing Director, from 1984 to 1995. Mr. Ritchie currently serves on the board of directors of various companies in Scotland.*

         BARUCH HALPERN has served as a director of the Company since October 1999. From January 1995 to 1999, Mr. Halpern was an institutional research analyst with Goldsmith & Harris Incorporated, where he advised institutions about investment opportunities. He was also an advisor in connection with a leveraged buy-out of a public company and several private placements. In 1999, Mr. Halpern formed Halpern Capital which was a division of Goldsmith & Harris Incorporated. In 2000, Halpern Capital became a division of Magna Securities Corp. In 2000, Halpern Capital was involved in numerous financings, having raised over $120 million in capital for several public entities. In 2001, Halpern Capital became affiliated with UVEST Investment Services. Mr. Halpern is a Chartered Financial Analyst.

         FRANK RUSSO has served as a director of the Company since November 2000. Mr. Russo was with AT&T Corporation for nearly 20 years, most recently (since 1995) as Vice President - Corporate Strategy and Business Development. While at AT&T Solutions, Mr. Russo helped architect and launch AT&T's entry into the global network outsourcing and professional services business. He also served as General Manager - Network Management Services, General Manager - Satellite Transponder and VSAT Services, and General Manager - AT&T Consumer Direct Products and Services. Mr. Russo retired from AT&T in 2000. Prior to joining AT&T, Mr. Russo was employed by IBM Corporation, in engineering and sales positions. Mr. Russo served as a director of Oak Industries, Inc., a manufacturer of highly engineered components, in 1999 and 2000. He holds a BS from the State University of New York at Oswego.

         RONALD C. SACKS has been Chief Executive Officer and Interim Principal Financial Officer of the Company since October 9, 2000. Mr. Sacks' services are being provided pursuant to a consulting agreement between the Company and Venture Consulting Group, Inc. It is anticipated that Mr. Sacks will not continue to provide services as an officer after the expiration of the consulting agreement on September 18, 2001. Prior to joining the Company, Mr. Sacks was and continues to be the President of Venture Consulting Group, Inc. a consulting firm he founded in 1994 to serve corporate ventures and new business start-ups. Mr. Sacks spent 1982 - 1996 at AT&T Corporation where he played a leading role in the start-up of AT&T's Network Management Services Division in 1989, and guided it through its initial five years. He also directed national sales and engineering teams that addressed the wide-range of network service and product needs of global enterprises. Mr. Sacks began his career in marketing at TCI. He holds an MBA degree from the Stern School of Management at New York University and a BS from State University of New York at Plattsburgh.

Non-Director Executive Officers

         Set forth below is certain information with respect to each executive officer of the Company who is not also a director or director nominee of the
Company:

         JANE KAUFMAN has been the President and Chief Operating Officer of the Company since May, 2001, and has been Secretary of the Company since October 2000. From January, 2000 and until her appointment as President and COO, Ms. Kaufman was the Executive Vice President-Marketing and Business Development of the Company. From 1996, and prior to joining the Company, she worked as a consultant with small technology companies to develop new business opportunities and restructure operations. From 1995 to 1996, Ms. Kaufman served as President and COO of Wave Systems Corp., an e-commerce company. From 1990 to 1994 she was President of NYNEX Venture Company, an incubator of high-tech start-up companies. Ms. Kaufman has a doctoral degree in experimental psychology and an MSOR, both from New York University. She has a BA from Bennington College.

         The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's stockholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

Board Meetings and Committees

         During the Company's fiscal year ended March 31, 2001 there were 9 meetings of the Board of Directors. Each of the members of the Board of Directors who is currently a director, except for Mr. Hardie who attended six board meetings, attended all of the meetings of the Board of Directors during fiscal 2001 and attended all meetings held by the committees on which such nominee served.

         The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler and Stark. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees and grant non-plan stock options and warrants to employees, outside directors and consultants and to administer employee benefit plans, including all stock option plans of the Company. During the fiscal year ended March 31, 2001, the Compensation/Stock Option Committee held one meeting and took no action by unanimous written consent.

         The Company's Audit Committee currently consists of Messrs. Stark, Hardie and Deixler, each of whom are independent directors. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, to nominate independent auditors, the scope of their engagement and their compensation, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit on its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors and attached as Appendix A to this proxy statement. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. During the fiscal year ended March 31, 2001, the Audit Committee held one meeting and took no action by unanimous written consent.

         The Nominating Committee of the Board of Directors currently consists of Messrs. Deixler and Stark. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by stockholders. Any nominations should be made in writing and sent to: c/o Nominating Committee, Ion Networks, Inc., 1551 South Washington Avenue, Piscataway, NJ 08854, Attn:
Stephen M. Deixler.  The  Nominating  Committee  held no meetings  during fiscal
2001.

         The Company's Strategic Steering Committee currently consists of Messrs. Deixler, Stark, Ritchie and Russo. The function of the Strategic Steering Committee is to discuss and establish policy with respect to the Company's corporate direction and future growth strategies. The Strategic Steering Committee held two meetings during the fiscal year ended March 31, 2001.

Audit Committee Report

To the Board of Directors
of Ion Networks, Inc.

         Our Committee has reviewed and discussed with management of the Company and PricewaterhouseCoopers LLP ("PwC"), the independent auditing firm of the Company, the audited financial statements of the Company as of March 31, 2001 and for each of the two years in the period ended March 31, 2001 (the "Audited Financial Statements"). In addition, we have discussed with PwC the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

         The Committee also has received and reviewed the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. PwC is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the report of PwC with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.


                                        Audit Committee

                                        Alexander C. Stark, Jr.
                                        Alan Hardie
                                        Stephen M. Deixler

Compensation of Directors

         For the fiscal year ended March 31, 2001, each of the members of the Board of Directors who is not also an employee of the Company ("Non-Employee Directors") received, on an annual basis, options to purchase 10,000 shares of Common Stock at exercise prices per share equal to the fair market value of the Common Stock on the date of grant. Non-Employee Directors were also granted options to purchase an additional 1,500 shares of Common Stock for each meeting of the Board of Directors attended by such Non-Employee Director. Non-

Employee Directors serving on committees of the Board of Directors were granted, on an annual basis, options to purchase 1,500 shares of Common Stock for each committee served thereby.

         In July 2001, the Board of Directors approved a modification to the director compensation plan for the fiscal year ending March 31, 2002. The modification is to provide that any director who was not previously serving as such would receive an additional grant of options to purchase 20,000 shares upon election by the stockholders.

         In  addition,   the  Company  reimburses  all  non-employee   directors
traveling more than fifty miles to a meeting of the Board of Directors for all reasonable travel expenses.

         On October 6, 2000, Mr. Halpern, a director of the Company, was granted options to purchase 125,000 shares of Common stock, at an exercise price of $1.625 per share. The options were granted to Mr. Halpern for his services in negotiating favorable terms in connection with the Company's August 2000 $5 million private placement. The options are immediately exercisable.

         On October 16, 2000, Mr. Deixler, a director of the Company, was granted options to purchase 125,000 shares of Common Stock, at an exercise price of $1.625 per share. The options were granted to Mr. Deixler in recognition of additional services provided in connection with working with the Company's new management team. The options are immediately exercisable.

         On October 16, 2000, Mr. Hardie, a director of the Company, was granted options to purchase 30,000 shares of Common Stock, at an exercise price of $1.625 per share. The options were granted to Mr. Hardie in connection with his services in providing an extensive written report regarding the Company's strategic direction to the Board. The options are immediately exercisable.

Executive Officers

         The executive officers of the Company are Ronald C. Sacks, Chief Executive Officer and Jane Kaufman, President, Chief Operating Officer and Secretary. Mr. Sacks also serves as the Interim Principal Financial Officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows: Mr. Alan Hardie failed to timely file an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5. Mr. Frank Russo failed to timely file a Statement of Initial Beneficial Ownership of Securities on Form 3. Both such filings have since been made. During the fiscal year ended March 31, 2001, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

Executive Compensation.

         The following table summarizes the compensation paid or accrued by the Company during the past three fiscal years, including the fiscal year ended March 31, 2001, to the Company's Chief Executive Officer, the Company's former Chief Executive Officer, to the Company's one other most highly compensated officer who earned salary and bonus compensation of at least $100,000 during the fiscal year ended March 31, 2001, and to two other employees who earned salary and bonus compensation of at least $100,000 during the fiscal year ended March 31, 2001 (these executive officers and employees being hereinafter referred to as the "Named Executive Officers").


                                                  Summary Compensation Table

          Annual Compensation                                             Long-term Compensation
-----------------------------------------            -----------------------------------------------------------------
                                                              Awards                                 Payouts
                                                     --------------------------              -------------------------

                                                        Other
                                                        Annual    Restricted   Securities                      All Other
Principal                                              Compen-       Stock     Underlying        LTIP           Compen-
Position                Year    Salary($)  Bonus($)   sation($)   Award(s)($)  Options(#)     Payouts($)      sation($)(1)
--------                ----    ---------  --------   ---------   -----------  ----------     ----------      ------------
Ronald C. Sacks(2)      2001      --         --          --                       119,400         --             --
Chief-Executive
Officer and Interim
Principal Financial
Officer

Stephen B. Gray(3)      2001    137,500      --        26,442                          --         --          2,515
Former President,       2000    261,076    54,616      36,000                     132,966         --          3,115
Chief                   1999    265,750      --            --                      60,000         --            519
Executive Officer,
Chief Operating
Officer

Jane Kaufman(4)         2001    159,000      --            --                     172,430        --           3,187
President and Chief     2000     36,115      --        10,000                     153,376        --             232
Operating Officer

Thomas Enright(5)       2001    151,129      --            --                      73,374        --           2,875
Sales                   2000    116,988      --            --                       7,537        --             134
                        1999     13,492      --            --                          --        --              --

Gregory Pasco(6)        2001    196,207      --            --                      46,600        --           3,532
Sales
------------------------------


(1)  Represents contribution of the Company under the Company's 401(k) Plan.

(2) The services of Mr. Sacks are being provided through a consulting agreement between the Company and Venture Consulting Group, Inc. ("VCGI") (see Employment Contracts, Termination of Employment and Change of Control Arrangements section below for a detailed description of the consulting contract with VCGI), which began in October, 2000. The Company has agreed to pay VCGI a consulting fee of $500,000, $400,000 of which is being paid in consideration of Mr. Sacks' services, payable over a period of 12 months. During the fiscal year ended March 31, 2001, $252,000 was paid to VCGI in consulting fees.

(3) Mr. Gray resigned as a director and officer of the Company effective as of September 29, 2000.

(4)  Ms. Kaufman joined the Company in January 2000.

(5)  Mr. Enright resigned his position with the Company in January 2001.

(6)  Mr. Pasco joined the Company in May 2000.

                Option Grants in Fiscal Year Ended March 31, 2001

         The following table sets forth certain information concerning stock option grants during the fiscal year ended March 31, 2001 to the Named Executive
Officers:


                                                   Individual Grants
                    --------------------------------------------------------------------------------
                                           Percent
                       Number of           of Total
                      Securities           Options              Exercise
                      Underlying          Granted to            or Base
                        Options          Employees in            Price              Expiration
Name                  Granted(#)         Fiscal Year             ($/Sh)                 Date
----                  ----------         ------------            ------                 ----

Ronald C. Sacks         119,400              3.6%                 2.00               9/30/05

Stephen B. Gray              --               --                  --                    --

Jane Kaufman             22,430(1)           0.7%                 13.69               5/2/10
                        150,000              4.5%                  1.125             11/28/10

Thomas Enright            8,374(1)           0.3%                 13.69               5/2/10
                         65,000              2.0%                  1.125             11/28/10

Gregory Pasco             9,100(1)           0.3%                 12.719              5/5/10
                          7,500              0.2%                 12.719              5/5/10
                         10,000              0.3%                  6.156             6/15/10
                         20,000              0.6%                  1.125             11/28/10

----------

(1) Represents options granted pursuant to the Company's Time Accelerated Restricted Stock Award Program (TARSAP).

         Aggregated Option Exercises in Fiscal Year Ended March 31, 2001
                        and Fiscal year-end Option Values

         The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 2001 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 2001.


                                                                                                   Value of
                                                            Number of Securities                  Unexercised
                                                             Underlying Unexer-                  In-the-Money
                           Shares                               cised Options                     Options at
                         Acquired on         Value              at FY-End(#)                     FY-End($)(1)
Name                    Exercise (#)      Realized($)     Exercisable/Unexercisable        Exercisable/Unexercisable
----                    ------------      -----------     -------------------------        -------------------------

Ronald C. Sacks               --              --                 59,700/59,700                         0/0

Stephen B. Gray               --              --                400,000/0                              0/0

Jane Kaufman                  --              --                 74,750/251,056                        0/0

Thomas Enright                --              --                  1,250/79,661                         0/0

Gregory Pasco                 --              --                  3,300/43,300                         0/0


------------------

(1) The average price for the Common Stock as reported by the Nasdaq Stock Market on March 31, 2001 was $.92 per share. Value is calculated on the basis of the difference between the option exercise price and $.92 multiplied by the number of shares of Common Stock underlying the options.

Employment   Contracts,   Termination   of  Employment  and  Change  of  Control
Arrangements

         The Company has no employment agreements with any of its executive officers. The Company entered into a consulting agreement with Venture Consulting Group, Inc. ("VCGI") on October 5, 2000 (the "Consulting Agreement"). VCGI is currently performing certain management services for the Company and is providing the services of Ronald C. Sacks, William Gilbert, George Jarrold and Daniel Hunt. Pursuant to the terms of the Consulting Agreement, Mr. Sacks has been appointed as the Chief Executive Officer of the Company and is to provide his services on a full time, exclusive basis. The other persons specified above will provide 10 days per quarter each, with respect to such services. The Consulting Agreement is terminable at will on thirty days written notice by either party, and provides for a fee of $500,000, payable over twelve (12) months to VCGI. The Company does not pay salaries to any of the management team members provided by VCGI. In addition, the Company has granted options to the persons performing services on behalf of VCGI to purchase an aggregate of 240,000 shares of Common Stock, at an exercise price of $2.00 per share, which become exercisable over a period of 1 year, or immediately upon a change in control event (as described in the Company's 1998 Stock Option Plan). The Consulting Agreement expires on September

18, 2001, and it is anticipated that Mr. Sacks will not continue to provide services as CEO of the Company after the expiration of the Consulting Agreement.

Security Ownership of Certain Beneficial Owners and Management.

         The following table sets forth the number of shares of the Company's Common Stock owned by each person or institution who, as of July 27, 2001, owns of record or is known by the Company to own beneficially, more than five (5%) percent of such securities, and by the Company's executive officers and by its directors, both individually and as a group, and the percentage of such securities owned by each such person and the group. Unless otherwise indicated, such persons have sole voting and investment power with respect to shares listed as owned by them.


Name and Address                                 Shares Owned               Percent of Class
-----------------                                ------------               ----------------
Stephen M. Deixler(1)                               901,202                          4.9 %
371 Eagle Drive
Jupiter, Florida 33477

Alexander C. Stark, Jr.(2)                          340,500                          1.8 %
356 Jupiter Drive
Jupiter, Florida 33477

Alan Hardie(3)                                       88,000                          *
PP318 Westgate
#11 Hope Street
Glasgow G2 6AB
Scotland

William Martin Ritchie(4)                            47,000                          *
Keston
4 Buckstane Park
Edinburgh EH10 6PA
Scotland

Frank Russo(10)                                      14,500                          *

Jane Kaufman(6)(10)                                  99,500                          *

Baruch Halpern(7)(10)                               264,500                          1.4 %

Ronald C. Sacks(8)(10)                              119,400                          *

Zesiger Capital Group LLC                         2,314,130(9)                      12.7%
320 Park Avenue, 30th Floor
New York, NY  10022

Directors and Executive Officers as a             1,874,602                          9.7%
group (8 persons)


----------------

(1) Does not include 108,824 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 331,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(2) Includes 240,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(3) Consists of 88,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Consists of 47,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5) Consists of 14,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(6) Consists of 99,500 shares of Common Stock, which may be acquired pursuant to currently exercisable options.

(7) Consists of 164,500 shares of Common Stock which may be acquired pursuant to currently exercisable options and 100,000 shares of Common Stock which may be acquired pursuant to currently exercisable warrants.

(8) Consists of 119,400 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(9) Based on Schedule 13G as filed by such beneficial owner with the SEC on February 12, 2001.

(10) The address of such person is c/o the Company, 1551 S. Washington Avenue, Piscataway, New Jersey 08854.

----------
*Indicates ownership of Common Stock of less than one (1%) percent of the total issued and outstanding Common Stock on the Record Date.


Certain Relationships and Related Transactions.

         On June 7, 1999, the Company issued an aggregate of 1,000,000 shares of Common Stock and warrants to purchase an aggregate of 500,000 shares of Common Stock to Special Situations Private Equity Fund, L.P. ("Special Situations") and certain affiliated entities of Special Situations for an aggregate consideration of $3,000,000. The securities issued were "restricted securities" under the Securities Act of 1933, as amended (the "Act"). Pursuant to the transaction, the Company has registered the shares of Common Stock (including those shares underlying the warrants) under the Act pursuant to a Form S-3, which was declared effective in September 1999. The warrants expire on June 7, 2002 and the exercise prices thereof are $4.50 per share for 250,000 warrants and $6.00 per share for the remaining 250,000 warrants.

         On August 5, 1999, the Company issued an aggregate of 2,000,000 shares of Common stock to Zesiger Capital Group LLC and certain of its affiliates for an aggregate consideration of $9,500,00. The securities issued were "restricted securities" under the Act. Pursuant to the transaction, the Company registered the shares of Common Stock under the Act pursuant to a form S-3, which was declared effective in September, 1999.

         In April 2000, the Company made a loan of $750,000 pursuant to a promissory note to Steve Gray, its former Chief Executive Officer. The loan bore interest at the rate of Libor + 1% per annum. The loan had an original maturity date of the earlier of (i) April 2005, or (ii) thirty days after Mr. Gray was no longer employed by the Company for any reason. Mr. Gray resigned his position at the Company effective as of September 29, 2000. On October 5, the Company entered into an agreement with Mr. Gray pursuant to which the $750,000 promissory note was amended to extend the due date to April 30, 2001, and to provide that interest on such note shall accrue through September 29, 2000. The $750,000 promissory note is collateralized by a first mortgage interest on the personal residence of Mr. Gray. Pursuant to this agreement, Mr. Gray also agreed to reimburse the Company for certain expenses totaling $163,000, to be paid over a period of six months ending March 31, 2001. During the fiscal year ended March 31, 2001. $50,000 of the $163,000 owing was repaid by Mr. Gray, and $22,000 of such amount has been recorded as non-cash offset as a result of earned but unpaid vacation owed to Mr. Gray. At March 31, 2001, the total amount owed by Mr. Gray to the Company was $897,250. The Company has been advised that Mr. Gray has sold his personal residence, and based on an anticipated closing date in August, 2001, $750,000 of the amounts due from Mr. Gray are expected to be repaid from the proceeds of the sale of the residence.

         On June 29, 2000, the Company made an advance of $135,000 to Steve Gray its former Chief Executive Officer. The advance was subsequently repaid in full on July 26, 2000.

         On August 18, 2000, the Company issued an aggregate of 1,739,130 and 869,565 shares of Common Stock to Zesiger Capital Group LLC and certain of its affiliates and to Special Situations and certain affiliated entities of Special Situations, for aggregate consideration of $3,043,478 and $1,521,739, respectively. Pursuant to the transaction, the Company registered the shares of Common Stock under the Act pursuant to a Form S-3, which was declared effective in January 2001.

         On October 5, 2000, the Company entered into a consulting agreement with Venture Consulting Group, Inc. ("VCGI"), whereby VCGI is to provide the services of Mr. Ronald C. Sacks as Chief Executive Officer of the Company, and the services of three additional consultants. The fees for Mr. Sacks' and the consultants' services are $500,000 over a period of 1 year. In addition, the Company has granted options to the persons performing services on behalf of VCGI to purchase an aggregate of 240,000 shares of the Company's Common Stock, at an exercise price of $2.00 per share, which become exercisable over a period of 1 year, or immediately upon a change in control event (as described in the Company's 1998 Stock Option Plan). Mr. Sacks is the President and a principal of VCGI.

         On October 16, 2000 the Company granted Special Situations Fund III, L.P. ("Special Situations"), a stockholder of the Company, the right to nominate one (1) director to the Company's Board of Directors, such right to continue for a period of two (2) years, provided that at all times during such period Special Situations and its affiliates own at least two (2%) percent of the Company's outstanding and issued Common Stock.

                        --------------------------------
                                 PROPOSAL NO. 2

                               REVERSE STOCK SPLIT
                        --------------------------------

         On July 17, 2001, the Company's Board of Directors adopted resolutions, subject to approval by the Company's stockholders, to amend the Company's Certificate of Incorporation (the "Amendment") to (i) effect, at any time within one year following stockholder approval, a reverse stock split (the "Reverse Split") of the Company's Common Stock, in an exchange ratio to be approved by the Board of Directors ranging from one share of common stock ("New Common Stock") in exchange for each two issued and outstanding shares of common stock ("Old Common Stock"), to one share of New Common Stock for each six issued and outstanding shares of Old Common Stock; and (ii) to provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. The
Company's Board of Directors will have the discretion to determine the appropriate exchange ratio immediately prior to effecting the Reverse Split, including within the above specified range, determining whether the number of shares of Old Common Stock to be exchanged for shares of New Common Stock shall be a whole number of shares of Old Common Stock or a whole number and a fraction of a whole number. The Company's Board believes that stockholder approval of an exchange ratio for the Reverse Split in a range from one-for-two to one-for-six (as opposed to approval of one specified ratio) will provide the Company's Board of Directors with the maximum flexibility to achieve the purposes of the Reverse Split and is in the best interests of the Company and its stockholders.


Reasons For The Reverse Split

         The Company's Common Stock is quoted on Nasdaq's National Market ("Nasdaq/NMS"). In order for the Common Stock to continue to be quoted thereon, the Company and its Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, as such requirements pertain to the Company, the Company is required to maintain an adjusted tangible net worth of at least $4,000,000 and its Common Stock must have an aggregate market value of shares held by persons other than officers and directors ("public float") of at least $5,000,000, at least 400 persons who own at least 100 shares, and a minimum bid price of at least $1.00 per share. The Company believes it currently complies with all these requirements, except as discussed below with respect to the minimum bid price standard.

         Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for thirty consecutive business days and does not thereafter regain compliance for a minimum of ten consecutive business days during the ninety calendar days following notification by Nasdaq, Nasdaq may de-list the Common Stock from trading on the Nasdaq/NMS. This minimum bid requirement also applies to the Nasdaq Small Cap Market. If a de-listing were to occur, the Common Stock would trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternatives are generally considered to be less efficient markets.

         On June 28, 2001, the Company received a letter from Nasdaq advising it that the Company's Common Stock had not met Nasdaq's minimum bid price closing requirement for thirty consecutive trading days and that, if the Company is unable to demonstrate compliance with this requirement during the ninety calendar days ending September 26, 2001, its Common Stock will be de-listed (subject to the Company's right to appeal the de-listing determination). In the 10 trading days preceding the mailing of this Proxy Statement, the Company's Common Stock was trading in a range of $___ to $___. The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance is also necessary to achieve compliance with this requirement. The principal purpose of the Reverse Split is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement (which minimum bid requirement does not adjust for the Reverse Split). Giving the Company's Board of Directors authority to implement the Reverse Split will avoid the need to call a special meeting of, or seek consents from, stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's listing maintenance criteria.

         Furthermore, the Company believes that maintaining the Company's Nasdaq/NMS listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage. There can be no assurance that, even after effecting the Reverse Split, the Company will continue to meet the minimum bid price and otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

Board Discretion To Implement Reverse Split

         If the Reverse Split is approved by the Company's stockholders, the Reverse Split will be implemented only if the Company's Board of Directors determines that the Reverse Split (in an exchange ratio determined by the Company's Board of Directors within the limits set forth in this proposal) is in the best interests of Company and its stockholders, at any time within one year following stockholder approval. The determination by the Company's Board to select one exchange ratio or alternatively, to reject all of the exchange ratios and not effect the Reverse Split, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of the Nasdaq Stock Market, Inc., will be based upon certain factors including the minimum bid criteria of the Nasdaq National Market (or the Nasdaq SmallCap Market or any other securities exchange or market, if applicable), the existing and expected marketability and liquidity of the Common Stock, the then market price of the Common Stock, prevailing market conditions and the Board's determination as to the likely effect of the Reverse Split on the market price of the Common Stock. If the Reverse Split is not effected within one year following stockholder approval, the Reverse Split will not be effected without further approval by the stockholders pursuant to Section 242(c) of the Delaware General Corporation Law (the "DGCL").

Effects Of The Reverse Split On The Common Stock

         The effect of a Reverse Split on the market prices for the Company's Common Stock cannot be accurately predicted. Specifically, the Company cannot assure that prices for shares of the Common Stock following the Reverse Split will be proportionately increased by the stock split ratio selected for the Reverse Split. If the Reverse Split does not proportionally increase the market prices for the Common Stock, the market value of a stockholder's holdings will consequently decrease. In addition, the Company cannot assure that the Reverse Split will achieve the desired results as outlined above. The Company cannot assure that the Reverse Split will not adversely affect the market price of the Common Stock, or that any increase in the price per share that may occur immediately after the proposed Reverse Split could be sustained for any prolonged period of time. As a result, there can be no assurance that implementation of the Reverse Split will result in the Company complying with the requirements for continued inclusion for trading on Nasdaq. Also, as noted above, Nasdaq may require the Company demonstrate sustained compliance with the minimum bid requirement to permit continued listing.

         Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Split (other than immaterial amount as a result of the rounding up of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of the Old Common Stock immediately prior to the effective time of the Reverse Split will continue to hold 2% of the voting power of the outstanding shares of the New Common Stock after the Reverse Split. Although the Reverse Split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company (subject to the treatment of fractional shares), the number of authorized shares of the Common Stock will not be reduced. This will increase the ability of the Company's Board of Directors to issue such authorized and unissued shares without further stockholder action. For example, the Company may use authorized but unissued shares as consideration for acquisitions as part of its business strategy. The number of stockholders of record will not be affected by the Reverse Split.

         Unless such approval is required by applicable law or regulation, the Company may issue additional authorized but unissued shares of Common Stock without the need to obtain stockholder approval. To the extent additional shares are issued in this manner, the percentage interest of the Company's stockholders and other reserved shares affected by the Reverse Split could be significantly reduced. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an antitakeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid.

         The Company also has outstanding certain stock options and warrants to purchase shares of Common Stock. Under the terms of the outstanding stock options and warrants, the Reverse Split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the stock options and warrants in proportion to the exchange ratio of the Reverse Split and will effect a proportionate increase in the exercise price of the stock options and warrants.

Amendment Effective Date

         The Reverse Split would become effective at the time of the filing of the Amendment with the Secretary of State of the State of Delaware or at such later time as may be specified therein (the "Amendment Effective Time"). At the Amendment Effective Time, the shares of Old Common Stock issued and outstanding immediately prior to the Amendment Effective Time will be, automatically and without any further action on the part of the stockholders, changed into such number of shares of New Common Stock, as determined by the exchange ratio approved by the Board of Directors. For example, if a person held 120 shares of Old Common Stock prior to the Amendment Effective Time, at the Amendment Effective Time such person would hold 60 shares of New Common Stock if a one-for-two ratio were selected, 40 shares of New Common Stock if a one-for-three ratio were selected and 30 shares of New Common Stock if a one-for-four ratio were selected.


New Shares Issued in Lieu of Fractional Shares

         No scrip or fractional certificates will be issued as a result of the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.


No Dissenter's Rights

         Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

Exchange Of Stock Certificates

         As soon as practicable after the Amendment Effective Time, each holder of record of Old Common Stock will receive instructions for the surrender of certificate(s) representing the Old Common Stock from an exchange agent designated by the Company. The instructions will include a form of transmittal letter to be completed and returned to the exchange agent. Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with the certificate(s) representing the Old Common Stock into which the surrendered shares have been reclassified, a stockholder will be entitled to receive a certificate representing the number of full shares of the New Common Stock. Until surrendered as contemplated herein, each certificate representing Old Common Stock shall be deemed at and after the Reverse Split to represent the corresponding number of full shares of New Common Stock contemplated by the preceding sentence. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNTIL REQUESTED TO DO SO.


Federal Income Tax Consequences Of The Reverse Split

         A summary of the federal income tax consequences of the proposed Reverse Split to the Company and to individual stockholders is set forth below. The following discussion is based upon present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. In addition, the Company has not and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Split. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEM UNDER APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX LAWS.

          1. The Reverse Split will be a tax-free recapitalization for the Company and its stockholders.

          2. The shares of New Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Old Common Stock held by that stockholder immediately prior to the Reverse Split.

          3. A stockholder's holding period for the New Common Stock will be the same as the holding period of the Old Common Stock exchanged therefor.


MISCELLANEOUS

     The Common Stock is currently registered under the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act. The par value of the Common Stock will not change as a result of the Reverse Split. Accordingly, the Common Stock account on the Company's Consolidated Balance Sheet will be reduced with the Additional Paid-in Capital account being credited with the amount by which the Common Stock account was reduced.


VOTE REQUIRED

     Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date.
Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as votes against the proposal. The Company's Board of Directors has unanimously determined that the Reverse Split Proposal is advisable and in the best interests of the Company and the stockholders of the Company. The Company Board unanimously recommends that the Company's stockholders vote "FOR" approval of the Reverse Split Proposal.


     IN ACCORDANCE WITH THE DGCL, NOTWITHSTANDING STOCKHOLDER APPROVAL OF THE REVERSE SPLIT PROPOSAL, AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE REVERSE SPLIT, THE COMPANY'S BOARD MAY ABANDON THE REVERSE SPLIT PROPOSAL WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement relating to that meeting no later than April [10], 2002. Such proposals should be addressed to the Company's Secretary, at the address set forth above. Notice of shareholder proposals submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the Meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named is the proxy with respect to such proposals, if received after June [26], 2002.


INDEPENDENT PUBLIC ACCOUNTANTS

     On June 27, 2001, PricewaterhouseCoopers LLP ("PwC") indicated that upon completion of their audit of the financial statements for the year ended March 31, 2001, it would decline to stand for re-election as Ion Networks, Inc's independent accountant for the fiscal year ending March 31, 2002. PwC completed their audit on June 28, 2001. PwC's reports on the consolidated financial statements of the Company for fiscal years 2001 and 2000 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and the subsequent interim period through June 28, 2001, there were no disagreements with PwC regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their report on the financial statements for such years. The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated June 28, 2001 was filed as Exhibit 16.1 to the Company's annual report on Form 10-KSB.

     The Company has not yet chosen its new independent accounting firm. A representative of PwC is not anticipated to be at the meeting.


AUDIT FEES

     Audit fees billed to the Company by PwC for its audit of the Company's financial statement for the fiscal year 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that period totaled $250,865.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage PwC to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

ALL OTHER FEES

     Fees billed to the Company by PwC during fiscal year 2001 for all other non-audit services rendered to the Company, including tax related services, totaled $184,652. In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of PwC.


OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


ANNUAL REPORT TO STOCKHOLDERS

     The Company's 2001 Annual Report to Stockholders has been mailed to stockholders simultaneously with the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT. EXHIBITS TO THE FORM 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, JANE KAUFMAN, ION NETWORKS, INC., 1551 SOUTH WASHINGTON AVENUE, PISCATAWAY, NEW JERSEY 08854.

                                          By Order of the Board of Directors



                                          Jane Kaufman
                                          Secretary


Piscataway, New Jersey
_____________, 2001



STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                               ION NETWORKS, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock of ION NETWORKS, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen M. Deixler and Jane Kaufman and each of them, Proxies, will full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2001 Annual Meeting of Stockholders of ION NETWORKS, INC. (the "Meeting") to be held at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey on Monday, September 24, 2001 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes and proxy or proxies heretofore given.

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (I) FOR ALL LISTED NOMINEES TO SERVE AS DIRECTORS, (II) FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A STOCK COMBINATION (REVERSE STOCK SPLIT) OF THE COMPANY'S COMMON STOCK AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.       Election of Seven Directors

FOR all nominees          WITHHOLD             Nominees: Stephen M. Deixler
listed at right (except   AUTHORITY to                   Baruch Halpern
as marked to the          vote for all nominees          Alexander C. Stark, Jr.
contrary)                 listed at right                Alan Hardie
                                                         William Martin Ritchie
                                                         Frank S. Russo
         |_|                      |_|                    Ronald C. Sacks

The Board of Directors Recommends a Vote FOR ALL LISTED NOMINEES

2.   Proposal  to  approve  an  amendment  to  the  Company's   Certificate   of
     Incorporation to effect a stock combination (reverse stock split) of the Company's Common Stock.

          FOR                     AGAINST                     ABSTAIN
          |_|                       |_|                         |_|

The Board of Directors Recommends a Vote FOR the Amendment to the Company's Certificate of Incorporation.

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.



                                        Dated:________________, 2001



                                        ----------------------------------------
                                                    Print Full Name

                                        ----------------------------------------
                                                      Signature

                                        ----------------------------------------
                                                    Print Full Name

                                        ----------------------------------------
                                               Signature if held jointly

                                        (Signature(s) should conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)



                      PLEASE MARK AND SIGN ABOVE AND RETURN
                  PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE
                  IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               ION NETWORKS, INC.

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Ion Networks, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; (iii) and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o    Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent auditors.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          auditors, financial and senior management and the Board.

     The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.


II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of two or more members of the Board as determined by the Board, a majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Nasdaq Stock Market, Inc. for audit committees, as amended, modified or supplemented from time to time.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee may maintain minutes or other records of meetings and activities of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

     The duties of the Audit Committee shall include the following:

Documents/Reports Review
------------------------

     1. Review this Charter periodically, at least annually, and update this Charter as conditions dictate.

     2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K or 10-KSB and annual report to stockholders, and review and consider the matters required to be discussed by Statement of Auditing Standard ("SAS") No. 61, 93 amended.

     3. Review the Corporation's Form 10-Q or 10-QSB prior to its filing, and review and consider the matters required to be discussed by SAS No. 61, as amended. The Chairman may represent the entire Audit Committee for purposes of this review.

     4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

     5. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

     6. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

     7. Review the performance of the independent auditors and discuss with the Board of Directors any proposed discharge of the independent auditors when circumstances warrant, and recommend for or against any such discharge.

     8. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

     9. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10.  Consider  and  approve,   if   appropriate,   major   changes  to  the
          Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement
-------------------

     11. Establish regular and separate channels of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13.  Review  any  significant   disagreement   among   management  and  the
          independent auditors in connection with the preparation of any of the Corporation's financial statements.

     14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.


Legal Compliance
----------------

     15. Consult, with the Corporation's counsel, concerning legal compliance matters including corporate securities trading policies.

     16. Consult with the Corporation's counsel, as to any legal matter that could have a significant impact on the Corporation's financial statements.


Other Responsibilities
----------------------

     Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.